Mid-America Apartment
Communities
NAREIT Institutional Investor Forum
June 2006

Mid-America Apartment Communities

CREATING
Great Places
TO LIVE

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such
forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Statement

Lighthouse Court, Jacksonville
Silverado, Austin
MAA Overview
➢
Sunbelt Region Focus
•
Strong job growth, high household
formation
➢
Efficient Size
•
135 properties; 39,179 units
•
$2.6B total capitalization
➢
Three-tier Diversification
•
Steady growth, lower volatility
➢
High Quality Properties
•
A+ to B assets; strong market appeal
➢
Strong Operating Platform
•
Extensive use of technology, internet
•
Generally outperform local markets
➢
High “Quality of Earnings”
•
FFO driven by operations, not transactions
➢
Top-Tier Performance
•
Shareholder total return

Lanier Club, Atlanta
Verandas, Dallas
Positioned for Performance
✓
Focused on the Sunbelt …poised to
capture growing demand for
apartment housing in high job growth
region.
✓
Repositioned portfolio …higher
allocation to strong recovery markets;
solid diversification across region.
✓
High asset quality …upper end
properties in institutional quality
markets; significant upgrades over last
three years.
✓
Strong operating platform
…significant enhancements made
over the past two years.
✓
High rent growth opportunity
…kitchen and bath upgrade initiative
will impact 20% to 25% of the
portfolio.
✓
Solid external growth opportunity
…increasing deal flow and relative
size combine for competitive outlook.
✓
Significantly improved balance
sheet and flexibility have been enhanced.

Mid-America
Apartment Communities

NEBRASKA
IOWA
OHIO
Philadelphia
Columbus
PENNSYLVANIA
Baltimore
Indianapolis
ILLINOIS
INDIANA
Washington, D.C.
KANSAS
MISSOURI
WEST VIRGINIA
VIRGINIA
UNITED STATES
Nashville
NORTH CAROLINA
Charlotte
OKLAHOMA
TENNESSEE
Memphis
ARKANSAS
SOUTH CAROLINA
Dallas
MISSISSIPPI
ALABAMA
GEORGIA
Atlantic
Ocean
TEXAS
Austin
LOUISIANA
Jacksonville
Houston
San Antonio
Gulf of Mexico
FLORIDA
MEXICO
Nassau

Current MAA Footprint
Regional Focus
➢
The “Demand” side of the
equation leading recovery for the
sector…favoring the southeast
and sunbelt states
➢
Encompasses two of the three
states (TX, FL) with the greatest
population growth over the next
ten years
➢
Competition from new construction
may be muted for a limited period
due to construction cost pressures
and labor/material supply
limitations
➢
MAA positioned in six of the “10
Hot Cities” for job growth through
2015
•
Orlando
•
Austin
•
Jacksonville
•
Tampa
•
Dallas
•
Atlanta

Monthaven, Nashville
Repositioned Portfolio
➢
Allocated 29% of capital to large
markets, up from 19% in 2003
➢
Increased exposure to more rapidly
growing markets during early part of
cycle
➢
Average age of properties sold over
last 3 years was 29 years versus 6
years for properties acquired
➢
20% of our gross assets ($408MM)
have been acquired in last three
years
•
Institutional markets: Fort Lauderdale,
Austin, Dallas, Houston, Atlanta,
Raleigh
•
$74,000 per unit, average 6 years old
➢
Pro-active capital and refurbishment
program
•
Recurring CapEx $400-$450/unit
•
Revenue Enhancing CapEx
$180-$250/unit
•
Refurbishment Program at selected
properties; $4,200/unit

Improved Operating Platform
➢
Installed web-based property
management system (MRI)
➢
Yield management test (LRO) in
2006 offers rent improvement
potential
➢
Inventory management
opportunities to reduce days
vacant
➢
New marketing initiatives
–
Regional pricing directors
–
On-line leasing
–
Direct rental payments
➢
Intense focus on property
operations: 110 property
managers are CPM-certified

Cumulative FFO Contribution
Units Completed
2006 : 1,080
2007 : 1,100
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$(200,000)
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07

Repositioning Opportunity
➢
Interior improvement
program
–
Up to 8,000 unit potential
–
1,100 units targeted for
2006
–
Focus on kitchen and bath
–
Average $4,200 per unit
–
Work performed as unit
turns
➢
Average rent increases
of $107 (vs. target of
$87)
➢
Target 13% leveraged
IRR (YTD: 4-year
payback)

FFO per share
Accretion from $150MM of typical acquisitions/year
$0.20
$0.15
$0.10
$0.05
$-
Year 1
Year 2
Year 3

External Growth
➢
Acquisition program has
continuously improved
asset quality
➢
Year 1 average NOI yield of
approx. 6½% to 7½%
➢
$150 million of acquisitions
annually can add as much
as 14 cents to FFO per
share by year 3
➢
Must also pass IRR and
replacement cost tests

Preserve at Brier Creek, Raleigh
200 New “Expansion” Units Under Construction
External Growth
➢
$50 million of
added-value
development
underway:
•
Phase 2 additions (3
locations)
•
540 apartments
•
Up to $16MM invested
in 2006
➢
First year stabilized
NOI yields of 8%+
expected

Mid-America
Apartment Communities

2000
2001
2002
2003
2004

*2006 forecast: Morgan Stanley May 26 2006
FFO as reported, before Preferred original issuance cost
write-off
•
 Dividend payout ratio is below sector
   median
•
 $60MM share offering brings debt +
preferred ratio (as percent of market
cap) to 48.6% (approximates sector
median of 47.8%)
•
 Fixed charge coverage has grown, and
is at sector median
•
 Business strategy is more conservative
than sector (limited development, fewer
transactions)
•
 FFO quality is higher than many (no
condo income)
•
 85% of debt is fixed, swapped, or
capped, with average fixed rate maturity
of 5 ½ years.

Distributions As a Percent of FFO
Improved Balance Sheet

Market Recovery Underway
➢
Reported Q1 FFO per share was $0.84 vs.
$0.79 for 2005, $0.04 ahead of initial
guidance mid-point
–
Included $0.02 charge for debt refinancing
–
Strong property operations
➢
2006 Guidance raised to $3.20 to $3.38
–
Same store growth forecast 5% +/-
–
Includes impact of tax changes in TN, TX

ABC AIV ASN AVB BRE CPT EQR ESS HME MAA PPS UDR
2006 2007

80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%
ABC AIV ASN AVB BRE CPT EQR ESS HME MAA PPS UDR

3.5 3 2.5 2 1.5 1 0.5 0
ABC AIV ASN AVB BRE CPT EQR ESS HME MAA PPS UDR

ABC AIV ASN AVB BRE CPT EQR ESS HME MAA PPS UDR

AFFO growth estimates are
“in line” with sector…
Avg. 2006
Avg. 2007
Debt level as a percent of
entity value is “in line” with peers…
41.1% Avg.
Fixed charge coverage is “in line”
with peers…
Dividend as a percent of AFFO is
“better than average”…
Avg. 2.2x
Avg. 93%
Graph data taken from Morgan Stanley’sREAL ESTATE INVESTMENT TRUSTS: WEEKLY STATISTICAL SUPPLEMENT - May 26, 2006
Sector Comparisons

28
26
24
22
20
18
16
14
12
10
AVB
BRE
CPT
EQR
HME
MAA
UDR

30.0
25.0
20.0
15.0
10.0
5.0
AVB
BRE
CPT
EQR
HME
MAA
UDR

EBITDA Multiple Pricing
FFO Multiple Pricing
…however, pricing is currently at a 16% to 23% discount
to the sector average pricing.
MAA priced at sector average would support pricing of $60 to $63/share.
Avg. 19.4
Avg. 2006; 18.6
Avg. 2007; 18.0
2006
2007
Graph data taken from Morgan Stanley’sREAL ESTATE INVESTMENT TRUSTS: WEEKLY STATISTICAL SUPPLEMENT - May 26, 2006
Pricing

Watermark, Dallas
Hunters Ridge, Jacksonville
Recap
✓
Strong position in the high
growth Sunbelt Region
✓
Repositioned to deliver more
robust internal growth
✓
Strong operating capabilities
positioned to full value
✓
Poised for competitive level
of external growth
✓
Balance sheet significantly
improved
✓
Meaningful upside pricing
opportunity to sector

End of Presentation
Mid-America Apartment
Communities